SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 7, 1999



                    MIDWEST REAL ESTATE SHOPPING CENTER L.P.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     1-9331                    13-3384643
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State or other jurisdiction          Commission                 IRS Employer
    of incorporation                 File Number             Identification No.

3 World Financial Center, 29th Floor
New York, NY   Attn.:  Andre Anderson                              10285
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Address of principal executive offices                            Zip Code



Registrant's telephone number, including area code (212) 526-3183
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MIDWEST REAL ESTATE SHOPPING CENTER L.P.


Item 3.  Legal Proceedings

On September 7, 1999, the Bankruptcy Court issued an Order finding that the real estate tax refund was not property of the Partnership and directed that the balance of the real estate tax refund, less the Partnership's legal and professional fees incurred in and during the property tax refund litigation, be paid over to a third-party disbursing agent for payment to those former tenants who were not paid in the initial distribution.

As a result, no portion of the tax refund will be available for distribution to the Limited Partners. The General Partner will proceed with the termination of the Partnership as quickly as possible, and any funds in the Partnership's remaining cash reserves (after payment of, or provision for, the Partnership's liabilities and expenses) will be distributed to the Limited Partners upon termination of the Partnership.
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MIDWEST REAL ESTATE SHOPPING CENTER L.P.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                              MIDWEST REAL ESTATE SHOPPING CENTER L.P.

                          BY: MIDWEST CENTERS INC.
                              General Partner


Date:  October 15, 1999       BY:  /s/Michael T. Marron
                                   -------------------------------------
                                   Michael T. Marron
                                   President and Chief Financial Officer